Exhibit 99.1

Aeva Reports Second Quarter 2024 Results

On Track with Daimler Truck Program Milestones and 2026 Start of Production Timeline

Advanced with Global Top 10 Passenger OEM RFQ, Award Decision Expected This Year

Top U.S. National Defense Security Organization Selected 4D LiDAR to Protect Critical Energy Infrastructure

First Industrial Launch with Nikon On Schedule for Q4 2024

MOUNTAIN VIEW, Calif., Aug. 7, 2024 –Aeva® (NYSE: AEVA), a leader in next-generation sensing and perception systems, today announced its second quarter 2024 results.

Key Company Highlights

•
Daimler Truck program is on track with continued scaling of sensor shipments for the OEM’s on-road vehicles. Daimler Truck unveiled its battery electric autonomous Freightliner eCascadia vehicle technology demonstrator equipped with Aeva 4D LiDAR
•
Strong momentum in passenger vehicles: continued expectation for a global top 10 OEM RFQ award decision this year; a new collaboration with an additional global top 10 OEM for integration concept of next-generation FMCW LiDAR
•
Completed final validation for the first industrial precision product with Nikon ahead of Aeva deliveries in Q4 2024
•
First expansion into security with Aeva 4D LiDAR selected by a top U.S. National Defense Security organization to protect critical energy infrastructure
•
Germany’s AutomatedTrain program selected Aeva 4D LiDAR to help enable driverless, fully automated passenger train dispatch and parking functionality
•
Achieved ISO/IEC 27001:2022 certification of Aeva’s information security management system, demonstrating continued progress on automotive Tier-1 readiness

“We continue to achieve key milestones on our production programs with Daimler Truck in auto and Nikon in industrial, while also making significant strides on additional automotive opportunities with multiple global top 10 passenger OEMs looking to adopt 4D LiDAR,” said Soroush Salehian, Co-Founder and CEO at Aeva. “We believe the demand for Aeva’s unique FMCW technology across a broad range of applications is only beginning, as evidenced by recent wins in new areas including security, and we see opportunity to continue securing additional program wins in 2024.”

Second Quarter 2024 Financial Highlights

•
Cash, Cash Equivalents and Marketable Securities
o
Cash, cash equivalents and marketable securities of $160.2 million and available facility of $125.0 million as of June 30, 2024
•
Revenue
o
Revenue of $2.0 million in Q2 2024, compared to revenue of $0.7 million in Q2 2023
•
GAAP and Non-GAAP Operating Loss*

o
GAAP operating loss of $48.9 million in Q2 2024, compared to GAAP operating loss of $38.2 million in Q2 2023
o
Non-GAAP operating loss of $32.0 million in Q2 2024, compared to non-GAAP operating loss of $31.1 million in Q2 2023
•
GAAP and Non-GAAP Net Loss per Share*
o
GAAP net loss per share of $0.82 in Q2 2024, compared to GAAP net loss per share of $0.82 in Q2 2023
o
Non-GAAP net loss per share of $0.57 in Q2 2024, compared to non-GAAP net loss per share of $0.66 in Q2 2023
•
Shares Outstanding
o
Weighted average shares outstanding of 53.0 million in Q2 2024

*Tables reconciling GAAP to non-GAAP measures are provided at the end of this release. Aeva believes that such non-GAAP measures are useful as supplemental measures of Aeva’s performance.

Conference Call Details

The company will host a conference call and live webcast to discuss results at 2:00 p.m. PT / 5:00 p.m. ET today, August 7, 2024. The live webcast and replay can be accessed at investors.aeva.com.

About Aeva Technologies, Inc. (NYSE: AEVA)

Aeva’s mission is to bring the next wave of perception to a broad range of applications from automated driving to industrial robotics, consumer electronics, consumer health, security and beyond. Aeva is transforming autonomy with its groundbreaking sensing and perception technology that integrates all key LiDAR components onto a silicon photonics chip in a compact module. Aeva 4D LiDAR sensors uniquely detect instant velocity in addition to 3D position, allowing autonomous devices like vehicles and robots to make more intelligent and safe decisions. For more information, visit www.aeva.com, or connect with us on X or LinkedIn.

Aeva, the Aeva logo, Aeva 4D LiDAR, Aeva Atlas, Aeries, Aeva Ultra Resolution, Aeva CoreVision, and Aeva X1 are trademarks/registered trademarks of Aeva, Inc. All rights reserved. Third-party trademarks are the property of their respective owners.

Forward looking statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements in this press release include our beliefs regarding our financial position and operating performance for the second quarter 2024 and business objectives for 2024, along with our expectations with respect to the production agreement with Daimler Truck and Nikon as well as engagement and deployments with other customers, and our ability to access capital under the Facility Agreement. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the fact that Aeva is an early stage company with a history of operating losses and may never achieve profitability, (ii) Aeva’s limited operating history, (iii) the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities, (iv) the ability for Aeva to have its products selected for inclusion in OEM products, (v) the ability to manufacture at volumes and costs needed for commercial programs, (vi) no assurance or guarantee that any of our customers, including any programs which we included in our order book estimates will ever complete such testing and validation with us or that we will receive any billings or revenues forecasted in connection with such program, and (vii) other material risks and other important factors that could affect our financial results. Please refer to our filings with the SEC, including our most recent Form 10-K and Form 10-Q. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Aeva does not give any assurance that it will achieve its expectations.

Contacts

Investors:

Andrew Fung

investors@aeva.ai

Media:

Michael Oldenburg

press@aeva.ai

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	June 30, 2024	December 31, 2023

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$23,622	$38,547
Marketable securities	136,560	182,481
Accounts receivable	844	628
Inventories	2,999	2,374
Other current assets	8,351	5,195
Total current assets	172,376	229,225
Operating lease right-of-use assets	5,586	7,289
Property, plant and equipment, net	12,155	12,114
Intangible assets, net	2,175	2,625
Other noncurrent assets	5,815	6,132
TOTAL ASSETS	$198,107	$257,385
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,824	$3,602
Accrued liabilities	2,936	2,648
Accrued employee costs	3,044	6,043
Lease liability, current portion	3,783	3,587
Other current liabilities	19,046	2,524
Total current liabilities	32,633	18,404
Lease liability, noncurrent portion	1,822	3,767
Warrant liability	3,692	6,772
TOTAL LIABILITIES	38,147	28,943
STOCKHOLDERS’ EQUITY:
Common stock	5	5
Additional paid-in capital	698,510	688,124
Accumulated other comprehensive loss	(236)	(87)
Accumulated deficit	(538,319)	(459,600)
TOTAL STOCKHOLDERS’ EQUITY	159,960	228,442
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$198,107	$257,385

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$2,012	$743	$4,119	$1,891
Cost of revenue (1)	2,860	2,661	6,359	5,190
Gross loss	(848)	(1,918)	(2,240)	(3,299)
Operating expenses:
Research and development expenses (1)	26,196	27,065	51,208	52,519
General and administrative expenses (1)	8,663	7,713	17,074	15,546
Selling and marketing expenses (1)	1,706	1,485	4,235	4,083
Litigation settlement, net (2)	11,500	—	11,500	—
Total operating expenses	48,065	36,263	84,017	72,148
Operating loss	(48,913)	(38,181)	(86,257)	(75,447)
Interest income	2,099	2,225	4,557	4,289
Other income, net	3,544	1	3,104	29
Loss before income taxes	$(43,270)	$(35,955)	$(78,596)	$(71,129)
Income tax provision	123	—	123	—
Net loss	$(43,393)	$(35,955)	$(78,719)	$(71,129)
Net loss per share, basic and diluted	$(0.82)	$(0.82)	$(1.49)	$(1.62)
Weighted-average shares used in computing net loss per share, basic and diluted	52,995,093	44,104,251	52,868,909	44,015,402

(1) Includes stock-based compensation as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Cost of revenue	$64	$367	$166	$697
Research and development expenses	4,189	5,213	8,178	9,623
General and administrative expenses	913	1,216	1,820	2,335
Selling and marketing expenses	198	245	461	349
Total stock-based compensation expense	$5,364	$7,041	$10,625	$13,004

(2) Relates to the settlement of litigation related to the de-SPAC transaction and Aeva's indemnification obligations related thereto.

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)
	Six Months Ended June 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(78,719)	$(71,129)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,741	2,103
Impairment of inventories	559	102
Change in fair value of warrant liabilities	(3,080)	(28)
Stock-based compensation	10,625	13,004
Amortization of right-of-use assets	1,703	1,498
Amortization of premium and accretion of discount on available-for-sale securities, net	(2,096)	(1,420)
Other	118	—
Changes in operating assets and liabilities:
Accounts receivable	(216)	2,019
Inventories	(1,184)	61
Other current assets	(3,156)	(352)
Other noncurrent assets	317	(5)
Accounts payable	199	85
Accrued liabilities	288	(6,738)
Accrued employee costs	(2,999)	(1,205)
Lease liability	(1,749)	(1,459)
Other current liabilities	16,522	45
Net cash used in operating activities	(60,127)	(63,419)
Cash flows from investing activities:
Purchase of property, plant and equipment	(2,427)	(2,388)
Purchase of available-for-sale securities	(52,072)	(74,126)
Proceeds from maturities of available-for-sale securities	99,940	107,094
Net cash provided by investing activities	45,441	30,580
Cash flows from financing activities:
Payments of taxes withheld on net settled vesting of restricted stock units	(293)	(20)
Proceeds from exercise of stock options	54	116
Net cash used in (provided by) financing activities	(239)	96
Net decrease in cash and cash equivalents	(14,925)	(32,743)
Beginning cash and cash equivalents	38,547	67,420
Ending cash and cash equivalents	$23,622	$34,677

AEVA TECHNOLOGIES, INC.
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited)
(In thousands, except share and per share data)

Reconciliation from GAAP to non-GAAP operating loss
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

GAAP operating loss	$(48,913)	$(38,181)	$(86,257)	$(75,447)
Stock-based compensation	5,364	7,041	10,625	13,004
Litigation settlement, net	11,500	—	11,500	—
Non-GAAP operating loss	$(32,049)	$(31,140)	$(64,132)	$(62,443)

Reconciliation from GAAP to non-GAAP net loss
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

GAAP net loss	$(43,393)	$(35,955)	$(78,719)	$(71,129)
Stock-based compensation	5,364	7,041	10,625	13,004
Litigation settlement, net	11,500	—	11,500	—
Change in fair value of warrant liability	(3,517)	—	(3,080)	(28)
Non-GAAP net loss	$(30,046)	$(28,914)	$(59,674)	$(58,153)

Reconciliation between GAAP and non-GAAP net loss per share
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Shares used in computing GAAP net loss per share:
Basic and diluted	52,995,093	44,104,251	52,868,909	44,015,402
GAAP net loss per share
Basic and diluted	$(0.82)	$(0.82)	$(1.49)	$(1.62)
Stock-based compensation	0.10	0.16	0.20	0.30
Litigation settlement, net	0.22	—	0.22	—
Change in fair value of warrant liability	(0.07)	—	(0.06)	—
Non-GAAP net loss per share
Basic and diluted	$(0.57)	$(0.66)	$(1.13)	$(1.32)